Legacy Bancorp Bank Smarter ~ Live Easier NASDAQ Listed: LEGC Sterne Agee Investor Presentation August 21, 2008

This presentation is for informational purposes only and does not constitute an offer to sell shares of common stock of Legacy Bancorp, Inc. For more information, please refer to the Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarter ended June 30, 2008 2 NASDAQ Listed: LEGC

This presentation contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to changes in market interest rates, loan prepayment rates, the business and financial condition of borrowers of construction and commercial real estate loans and the economic viability of projects financed, economic conditions in Western Massachusetts and Eastern New York, general economic conditions, legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, and loan, deposit and investment products in the Company's local markets; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing and services. The Company disclaims any intent or obligation to update forward-looking statements, whether in response to new information, future events or otherwise. Please refer to the Company's most recent Securities and Exchange Commission Form 10-K filed by the Company for the year ended December 31, 2007 for further information about "Risk Factors" that may affect the Company's actual future results. Forward Looking Statement 3 NASDAQ Listed: LEGC

Corporate Overview 4 NASDAQ Listed: LEGC Headquartered in Pittsfield, MA 18 Locations 11 Offices in Berkshire County 6 Offices in Eastern NY Loan Production Office, Colonie, NY Two new offices in 2008, in New York Albany and Latham (December) 185 Employees Serving 24,300 households Principal lines of business Consumer Banking Commercial Banking Wealth Management Insurance and Investment Products The Legacy Banks Foundation

Market Demographics Berkshire County Population 131,000 Growth segments, although modestly declining overall Households 55,000 FDIC Summary of Deposits - Berkshire County 13 banks, 62 offices, $2.9 billion in deposits Legacy ranked 2nd with 19.14% market share Albany-Schenectady-Troy MSA in New York Strategic expansion target Population 890,000 Growing modestly Households 351,000 5 NASDAQ Listed: LEGC

* Source: FDIC, Data as of June 30, 2007. Berkshire County Market Share 6 Total Total Deposits Market Branch in Market Share Rank Institution Type Count ($000) (%) 1 Berkshire Bank (MA) Savings Bank 13 906,746 31.33 2 Legacy Banks (MA) Bank 11 554,102 19.41 3 TD Banknorth NA (ME) Bank 9 304,091 10.51 4 Hoosac Bank (MA) Bank 2 215,605 7.45 5 Pittsfield Co-operative Bank (MA) Savings Bank 4 175,912 6.08 6 Lee Bank (MA) Bank 3 173,137 5.98 7 South Adams Savings Bank (MA) Savings Bank 3 155,753 5.38 8 Williamstown Savings Bank (MHC) (MA) Bank 1 145,478 5.03 9 Adams Co-operative Bank (MA) Savings Bank 3 143,602 4.96 10 Citizens Bank of Massachusetts (MA) Bank 4 50,259 1.74 11 Lenox National Bank (MA) Bank 2 41,228 1.42 12 Others (Salisbury B&T & Trustco Bank) 6 28,561 0.98 Totals 13 62 2,894,474 100.00 NASDAQ Listed: LEGC

Strong Corporate Culture Governance Growth and Change Asset Quality Risk Management Sales Culture Service Excellence Performance-based Compensation Community Experience and Expertise 7 NASDAQ Listed: LEGC

Assets 2003 2004 2005 2006 2007 2008* East 635 681 778 808 925 925 8 NASDAQ Listed: LEGC CAGR 7.8% * As of June 30

Loans 2003 2004 2005 2006 2007 2008* East 466 505 548 579 654 683 Loans net of reserves 9 NASDAQ Listed: LEGC CAGR 7.9% * As of June 30

Loan Mix 10 NASDAQ Listed: LEGC At June 30, 2008

Credit Quality 2002 2003 2004 2005 2006 2007 2008* East 0.0052 0.0029 0.0026 0.0012 0.0011 0.0017 0.007 NPL to Total Assets Net Charge-offs (Recoveries) to Average Loans Outstanding 2002 2003 2004 2005 2006 2007 2008* East 0.0001 0.0005 0.0016 0.0009 -0.0004 0.0003 0.0008 11 NASDAQ Listed: LEGC * As of June 30

Credit Quality Legacy Bancorp, Inc. 1 Mass. Public Thrifts 2 National Public Thrifts 2 NPA's/Assets 0.70% 0.50% 0.75% NPL's/Loans 0.93% 0.59% 0.79% LLR/NPL 91.13% 181.10% 96.75% LLR/Loans 0.85% 0.96% 0.91% 1 Legacy ratios as of 06/30/08. 2 Source: SNL Database. Data as of second quarter 2008. Median statistics shown. 12 NASDAQ Listed: LEGC

Deposits 2003 2004 2005 2006 2007 2008* East 423 451 474 518 610 591 13 NASDAQ Listed: LEGC CAGR 6.9% * As of June 30

Deposit Mix 14 NASDAQ Listed: LEGC As of June 30,2008

Net Income 2003 2004 2005 2006 2007 2008* GAAP Income 2990 3554 -2235 2806 1245 1413 Core Income 3481 3483 4465 4185 1836 1331 15 NASDAQ Listed: LEGC * Thru June 30

Efficiency Ratio 2003 2004 2005 2006 2007 2008* GAAP Efficiency 75.2 73.8 104.2 74.2 93 81.7 Core Efficiency 74.8 73.7 69.9 75.8 87.2 81.7 16 NASDAQ Listed: LEGC * Thru June 30

Strategic Plan - Delta Project Bank Smarter ~ Live Easier Creating Shareholder Value Culture of Growth and Change Core Deposits Non- Interest Income Growth & Opportunities Efficiency Relationship Banking Service Excellence 17 NASDAQ Listed: LEGC

Stock Performance IPO September 2005 : $10/share Raised $92 million net Trading began October 26, 2005 NASDAQ symbol: LEGC Valuation August 19, 2008: $13.52/share $120.0 million market cap Consistent dividend record 4% buy-back completed February 2007 for 2006 Equity Incentive Plan 5% buy-backs completed August and December 2007 Additional 5% buy-back announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 announced December 2007 Closing Stock Price Source: SNL

Strategic Imperatives New Branches in 2008 19 NASDAQ Listed: LEGC 545 Troy-Schenectady Road Latham, NY 39 North Pearl Street Albany, NY

Investment Attributes Strategically positioned geographically Strong leadership and governance Strong asset quality and risk management Consistent annual loan and deposit growth "Legacy" is well established local brand Well capitalized Attractive valuation 20 NASDAQ Listed: LEGC

Questions & Thank You Legacy Bancorp Bank Smarter ~ Live Easier NASDAQ Listed: LEGC